239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 NASDAQ: MRBK Q2'2023 Earnings Supplement

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 2Meridian Corporation FORWARD-LOOKING STATEMENTS Meridian Corporation (the “Corporation”) may from time to time make written or oral “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Meridian Corporation’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Meridian Corporation’s control). Numerous competitive, economic, regulatory, legal and technological factors, risks and uncertainties that could cause actual results to differ materially include, without limitation, the impact of the COVID-19 pandemic and government responses thereto; on the U.S. economy, including the markets in which we operate; actions that we and our customers take in response to these factors and the effects such actions have on our operations, products, services and customer relationships; and the risk that the Small Business Administration may not fund some or all Paycheck Protection Program (PPP) loan guaranties; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and the effects of inflation, a potential recession, among others, could cause Meridian Corporation’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements. Meridian Corporation cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward- looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Meridian Corporation’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2022 and subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. Meridian Corporation does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by Meridian Corporation or by or on behalf of Meridian Bank.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 3Meridian Corporation COMPANY SNAPSHOT (1) Includes home equity loans, residential mortgage loans held in portfolio and individual consumer loans. Profile and Business Lines • Core Banking: C&I, CRE, construction, SBA, and consumer lending; lease financing through Meridian Equipment Finance, ® title insurance, and deposit/ treasury services. • Meridian Mortgage: residential lending to homeowners and small scale investors originated in the PA, NJ, DE, VA, MD and DC and FL markets. • Wealth Management Services through Meridian Wealth Partners, ® a registered investment advisor and subsidiary of the Bank. Approx. $1.1 billion in AUM. Meridian specializes in business and industrial lending, retail and commercial real estate lending, electronic payments, along with a broad menu of high-yield depository products supported by robust online and mobile access. Cash & investments 10% C & I loans 27% CRE loans 29% Construction loans 13% Consumer loans (1) 14% Residential loans HFS 2% FF & E 1% Other assets 4% Asset Mix at June 30, 2023

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 4Meridian Corporation GEOGRAPHIC FOOTPRINT • Serves PA, NJ, DE & MD • Philadelphia MSA is 8th largest in the US • Regional Market • HQ in Malvern, PA • Six full service branches • Main office relocated to Wayne, PA • 11 mortgage loan production offices • Naples, FL • Reaches entire SW FL market *********************** Satellite Commercial Loan Production Office

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 5Meridian Corporation INVESTMENT HIGHLIGHTS • "Go to" bank in the Delaware Valley - comfortably handles all but largest companies. • Technology driven mission with valuable customer base trained to solely use electronic channel. • Demonstrated organic growth engine in diversified loan segments, capitalizing on sales culture and market disruption in the Delaware Valley tri-state market. • Financial services business model with significant non-interest revenue. • Historically well capitalized and strong asset growth with above peer net interest margin. • Loan production offices lead expansion into MD and FL markets. • Skilled management team with extensive in-market experience. • Excellent historical asset quality with diversified loan portfolio. • Nationally recognized as a great place to work; low employee turnover.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 6Meridian Corporation Q2'2023 HIGHLIGHTS 1) As of and for the quarter ended and year ended June 30, 2023, per July 28, 2023 press release. 2) Includes PPP loans, loans held for sale and loans held for investment. 3) A Non-GAAP measure. See Non-GAAP reconciliation in the Appendix. Financial Highlights ¹ Balance Sheet ($ in Millions) Profitability (%) - June 30, 2023 Asset Quality (%) Balance Sheet: • Portfolio loan growth $47.7 million • Commercial loans grew $27.4 million, or 7.2% on an annualized basis • Deposits grew $12.2 million, or 3% on an annualized basis • Non-interest bearing deposits were up $6.5 million, or 10.0% on an annualized basis Income Statement (QTD): • Continued strong loan growth leading to a 9.3% increase in interest income. • Mortgage banking income up $1.8 million ◦ loan originations up $59 million • SBA loan income up $1.1 million ◦ $28 million in SBA loan sales Total Assets $ 2,207 Total Loans & Leases² $ 1,900 Deposits $ 1,783 Equity $ 154 Tangible Equity to Tangible Assets3 6.81 % QTR ROE 12.08% ROA 0.86% NIM 3.33% ACL / Loans & Leases3 1.10% NCOs (recoveries) / Loans 0.05% Nonaccrual Loans / Loans 1.44 % Net income $ 4,645 Earnings per share QTD $ 0.41 Price per common share $ 12.60 Quarterly dividends per share $ 0.125 Annualized dividend yield 5.1 % Payout ratio 29.8 % Net Income & Share Data - QTR Ended June 30, 2023

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 7Meridian Corporation SUMMARY INCOME STATEMENT • Net income increased $624 thousand, or 15.5%, Q2'2023 over Q1'2023. • Mortgage business brings seasonality to quarterly results. • Loan/deposit bank operations are the engine of MRBK, with bank segment at 62.9% efficiency ratio for Q2'2023. (dollars in thousands) Quarter Ended Summary Income Statement Q2'2023 Q1'2023 Net interest income $ 17,098 $ 17,677 Provision for credit losses 705 1,399 Non-interest income 9,124 6,638 Non-interest expense 19,615 17,789 Income before Income taxes 5,902 5,127 Income taxes 1,257 1,106 Net Income $ 4,645 $ 4,021 Earnings per Share Q2'2023 Q1'2023 Basic earnings per share $ 0.42 $ 0.36 Diluted earnings per share $ 0.41 $ 0.34 Pre-tax Income by Segment Q2'2023 Q1'2023 Bank $ 6,580 $ 6,950 Wealth 317 239 Mortgage (995) (2,062) Total Pre-tax Income $ 5,902 $ 5,127 % of Pre-tax Income by Segment (Q2 2023) 111.5% 5.4% Bank Wealth Mortgage 1) A non-GAAP measure. See Non-GAAP reconciliation in the Appendix.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 8Meridian Corporation Net Interest Margin Trend 4.07% 4.01% 3.93% 3.61% 3.33% 3.95% 3.99% 3.92% 3.59% 3.33% 0.12% 0.02% 0.01% 0.02% —% PPP Impact NIM Ex PPP Q2'2022 Q3'2022 Q4'2022 Q1'2023 Q2'2023 2.10% 2.40% 2.70% 3.00% 3.30% 3.60% 3.90% NET INTEREST MARGIN • Funding costs still out-paced increases in earning asset yields. • $682 million in loans repriced with avg. increase of 41 bps. • 6% of lower cost deposits shifted to higher cost term or insured sweep accounts. ◦ accounted for approx 10 bps of decline in NIM. • Net interest income sensitivity forecast shows neutral position. Yield on Earning Assets / Cost of Funds 4.65% 5.10% 5.88% 6.31% 6.57% 0.61% 1.17% 2.07% 2.83% 3.39% Yield on earning assets Cost of funds Q2'2022 Q3'2022 Q4'2022 Q1'2023 Q2'2023

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 9Meridian Corporation NON-INTEREST INCOME Non-interest income increased $2.5 million or 37.5% from Q1'2023 • Mortgage banking income increased $1.8 million, or 57.2%: ◦ $59 million increase in loan originations from Q1 • SBA loan income increased $1.1 million, or 147.8%: ◦ $27.8 million loans sold in 2Q ◦ gross margin of 7.0%, compared to 7.7% Q1 (Dollars in thousands) Q2'2023 Q1'2023 $ Change Mortgage banking income (incl. FV chg) 5,033 3,202 1,831 SBA income 1,767 713 1,054 Wealth management income 1,235 1,196 39 Other income 1,089 1,527 (438) Total $ 9,124 $ 6,638 $2,486 55.2% 13.5% 19.4% 11.9% Mortgage banking income (incl. FV change) Wealth management income SBA income Other income (% of total non-interest income during Q2'2023)

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 10Meridian Corporation MORTGAGE PERFORMANCE • Historically profitable, with exceptional profits in 2020 & 2021. • Seasonal business - performance typically strongest in 3Q • Continued expense reductions: ◦ Cumulative expense reduction of over $1.9 million. ◦ Reducing FTEs, administered pay cuts, other compensation changes. ◦ Closing loan production offices. Net Profit (000s) $20,899 $14,633 $(2,627) $(2,065) $(997) Revenue Expense Net profit 2020 2021 2022 Q1 2023 Q2 2023 $(25,000) $— $25,000 $50,000 $75,000 $100,000 $20,897$2,403 Cumulative Expense Reduction Measures (000s) $15 $336 $853 $1,593 $1,636 $1,903 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 $— $500 $1,000 $1,500 $2,000

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 11Meridian Corporation MORTGAGE VOLUME & MARGIN TRENDS • Volume continues to be impacted by lack of home inventory, higher mortgage rates, and high property values. • Margin: 2Q 2023 margin of 2.89% down 25 bps from 3.14% for the prior quarter. • Moved to best efforts locks and exited hedge due to rate volatility. • Purchase market comprised 91% of the originations.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 12Meridian Corporation NON-INTEREST EXPENSE Non-Interest Expense increased $1.8 million or 10.3% • Salaries and benefits expense increased as a result of higher levels of mortgage loan officer commissions, incentive-based compensation and stock based compensation. • Professional fees were up due to legal fees incurred related to OREO and loan workout expenses. • Data processing expense was up from the prior quarter driven by customer account volume. • Other expenses were up in Q2'2023 due to an increase in FDIC insurance expense, which now reflects the mandated 2 basis points, and marketing expenses, which are seasonally higher. (% of total non-interest expense during Q2'2023) (Dollars in thousands) Q2'2023 Q1'2023 $ Change Salaries and employee benefits 12,152 11,061 1,091 Occupancy and equipment 1,140 1,244 (104) Professional fees 1,004 823 181 Data processing and information technology 1,681 1,432 249 Other 3,638 3,229 409 Total $19,615 $17,789 $1,826 62.0% 5.8% 5.1% 8.6% 18.5% Salaries and employee benefits Occupancy and equipment Professional fees Data processing and information technology Other

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 13Meridian Corporation LOAN PORTFOLIO TRENDS 2Q 2023 vs 1Q 2023 * Annualized growth impacted by sales during Q2 2023. (Dollars in thousands) June 2023 March 2023 $ Change Annual Growth % Commercial mortgage $ 646,673 $ 615,498 $ 31,175 20.3 % Home equity lines and loans 67,399 62,203 5,196 33.4 % Residential mortgage 252,420 243,268 9,152 15.0 % Construction 284,227 265,702 18,525 27.9 % Commercial and industrial 232,463 228,774 3,689 6.5 % Shared national credits 77,153 101,646 (24,493) * Small business loans 149,035 149,653 (618) * Consumer 440 388 52 53.6 % Leases, net 150,029 151,057 (1,028) (2.7) % Total portfolio loans $ 1,859,839 $ 1,818,189 $ 41,650 9.2 % Commercial mortgage, 35% Home equity lines and loans, 4% Residential mortgage, 13% Construction, 15% Commercial and industrial, 13% Shared national credits, 4% Small business loans, 8% Leases, 8% Commercial - 83% Residential - 13% Home Equity - 4% • Portfolio loan growth was $41.7 million or 2.3% (9.2% annualized). • Commercial CRE and construction loans combined grew $49.9 million. • Sales of $21.8 million in shared national credits. • Leases down $1.0 million, or 0.7% (3% annualized) • Reallocation of funds to higher yielding and relationship- based portfolios.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 14Meridian Corporation Construction, 20.1% RE Investment, 19.9% Residential Mtg, 13.0%Other, 7.0% Manufacturing, 7.9% Retail Trade, 3.3% WholesaleTrade, 3.9% Health & Social Serv, 5.6% Professional Serv, 4.1% HELOC, 3.6% Leisure, 4.0% Science & Tech, 3.6% Admin & Support, 2.3% RE & Rental Lease, 1.0% Waste Mgmt & Remediation, 0.5% Construction RE Investment Residential Mtg Other Manufacturing Retail Trade WholesaleTrade Health & Social Serv Professional Serv HELOC Leisure Science & Tech Admin & Support RE & Rental Lease Waste Mgmt & Remediation Consumer (<0.1%) LOAN PORTFOLIO DIVERSIFICATION Total Loans $1.9 Billion Note (1) (as a % of total loans) (1) Included in RE Investment loans are $58.4 million, or 3%, non-owner occupied office space loans with an average loan size of $1.2 million.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 15Meridian Corporation 1.46% 1.38% 1.27% 1.20% 1.09% 1.13% 1.10% Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 —% 0.50% 1.00% 1.50% ASSET QUALITY 1) Includes loans held for sale and held for investment. 2) Excludes loans held for sale and PPP loans which is a non-GAAP measure. See Appendix for Non-GAAP to GAAP reconciliation 3) CECL standard adopted effective January 1, 2023, when we recorded an increase to allowance for credit losses of $1.6 million. Non-performing Loans & Assets Ratios(1) Net Charge-offs / Average Loans ACL / Loans (2)(3) 1.57% 1.51% 1.46% 1.40% 1.20% 1.25% 1.44% 1.34% 1.25% 1.24% 1.20% 1.11% 1.11% 1.32% Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 0.00% 0.50% 1.00% 1.50% —% 0.04% 0.04% 0.02% 0.05% 0.08% 0.05% Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 —% 0.05% 0.10% $(222) $615 $602 $526 $746 $1,399 $705 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 $(500) $— $500 $1,000 $1,500 Provision for Loan Losses ($000s)

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 16Meridian Corporation DEPOSIT COMPOSITION Business Accounts, 57.7% Consumer Accounts, 11.3% Municipal Deposits, 8.0% Brokered Deposits, 23.0% Business Accounts Consumer Accounts Municipal Deposits Brokered Deposits Total Deposits $1.8 Billion • At June 30, 2023, 63% of business accounts and 87% of consumer accounts were fully insured by the FDIC. • The average business money market account balance was $516 thousand at June 30, 2023. • The municipal deposits are 100% insured or collateralized and brokered deposits are 100% FDIC insured. • The level of uninsured deposits for the entire deposit base was 23% at June 30, 2023. (as a % of total deposits)

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 17Meridian Corporation INVESTMENT PORTFOLIO COMPOSITION • Total investment securities 7.5% of total assets: – 78% Available for sale (AFS). – 22% Held-to-maturity (HTM). • 100% investment grade: – w/90% >AA or higher. • Average TEY of 3.21% year-to-date. • Portfolio duration - 5.2 and average life - 5.6 years. • 12-month projected cash flow $15.6 million: – 6% of portfolio • Total unrealized loss of $16.9 million: – HTM $3.6 million. – AFS $13.3 million. – AOCI $10.8 million or 5% of Bank Tier 1 Capital. (1) Capital ratios reflect Meridian Bank ratios. US government agency, 37.0% State & municipal - tax free, 42.2% Other, 11.4% US asset backed, 7.4% State & municipal - taxable, 1.9% US government agency State & municipal - tax free Other US asset backed State & municipal - taxable Total Securities $163 Million (as a % of total investments)

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 18Meridian Corporation STRONG CAPITAL POSITION • All Bank capital ratios(1) exceed well capitalized regulatory requirements. ◦ Community Banking Leverage Ratio of 9.22% compared to minimum of 9.0% ◦ $4.8 million of excess capital. • On July 27, 2023, the Board of Directors declared a Q2'2023 dividend to $0.125 per common share. Excess Capital (000s) $91,888 $45,503 $74,608 $27,769 9.22% 10.35% 10.35% 11.43% Regulatory Minimum Excess Capital Ratio Tier 1 Leverage Ratio ($) Tier 1 Risk Based Ratio ($) CE Tier 1 Ratio ($) Total Risk Based Ratio ($) $— $50,000 $100,000 $150,000 $200,000 $250,000 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% (1) Capital ratios reflect Meridian Bank ratios.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 19Meridian Corporation APPENDIX - HISTORICAL FINANCIAL HIGHLIGHTS AND RECONCILIATIONS OF NON-GAAP MEASURES

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 20Meridian Corporation HISTORICAL FINANCIAL HIGHLIGHTS 1) Includes loans held for sale and held for investment. 2) Includes loans held for investment (excluding loans at fair value and PPP loans). 3) A Non-GAAP measure. See Appendix for Non-GAAP to GAAP reconciliation. As of or the Quarter Ended As of or the Year Ended (dollars in thousands) Q2'2023 Q1'2023 Q2'2022 2022Y 2021Y 2020Y Balance Sheet Total Assets $ 2,206,877 $ 2,229,783 $ 1,853,019 $ 2,062,228 $ 1,713,443 $ 1,720,197 Loans (1) 1,900,261 1,853,890 1,577,831 1,765,925 1,467,339 1,513,963 Deposits 1,782,605 1,770,413 1,568,014 1,712,479 1,446,413 1,241,335 Gross Loans / Deposits 106.60% 104.72% 100.63% 103.12% 101.45% 121.96 % Capital Total Equity $ 153,962 $ 153,049 $ 156,087 $ 153,280 $ 165,360 $ 141,622 Tangible Common Equity / Tangible Assets - HC (3) 6.81% 6.70% 8.22% 7.25% 9.42% 7.99 % Tangible Common Equity / Tangible Assets - Bank (3) 8.54 8.26 10.17 8.80 11.54 10.25 Tier 1 Leverage Ratio - HC 7.46 7.65 8.87 8.13 9.39 8.96 Tier 1 Leverage Ratio - Bank 9.22 9.32 10.86 9.95 11.51 11.54 Total Capital Ratio - HC 11.49 11.63 13.50 12.05 14.81 14.55 Total Capital Ratio - Bank 11.43 11.41 13.33 11.87 14.63 14.54 Commercial Real Estate Loans / Total RBC 262.0% 240.7% 187.6% 232.8% 167.2% 172.2 % Earnings & Profitability Net Income $ 4,645 $ 4,021 $ 5,938 $ 21,829 $ 35,585 $ 26,438 ROA 0.86% 0.78% 1.31% 1.18% 2.06% 1.78 % ROE 12.08 10.65 15.03 13.87 23.74 21.33 Net Interest Margin (NIM)(TEY) 3.33 3.61 4.07 3.98 3.77 3.40 Non-Int Inc. / Avg. Assets 1.69 1.29 2.30 2.26 5.09 5.85 Efficiency Ratio 74.80% 73.16% 70.49% 72.81% 68.65% 68.50 % Asset Quality Nonaccrual Loans / Loans (1) 1.44% 1.25% 1.46% 1.20% 1.57% 0.62 % NPAs / Assets 1.32 1.11 1.24 1.11 1.34 0.46 Reserves / Loans (2) (3) 1.10 1.13 1.27 1.09 1.46 1.65 NCOs / Average Loans 0.05% 0.08% 0.04% 0.15% 0.00% 0.00 % Yield and Cost Yield on Earning Assets (TEY) 6.57% 6.31% 4.65% 5.02% 4.27% 4.35 % Yield on Earning Assets (TEY), excluding PPP loans) (3) 6.57 6.28 4.54 4.99 4.26 4.51 Cost of Deposits 3.17 2.64 0.47 0.97 0.48 1.07 Cost of Interest-Bearing Liabilities 3.92% 3.36% 0.75% 1.36% 0.65% 1.18%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 21Meridian Corporation Allowance For Credit Losses to Loans, Net of Fees and Costs, Excluding PPP Loans and Loans at Fair Value (dollars in thousands) June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 Allowance for credit losses (GAAP) $ 20,242 $ 20,442 $ 18,828 $ 18,974 $ 18,805 Loans, net of fees and costs (GAAP) 1,859,839 1,818,189 1,743,682 1,610,349 1,518,893 Less: PPP loans (187) (238) (4,579) (8,610) (21,460) Less: Loans fair valued (14,403) (14,434) (14,502) (14,702) (16,212) loans (non-GAAP) $ 1,845,249 $ 1,803,517 $ 1,724,601 $ 1,587,037 $ 1,481,221 Allowance for credit losses to loans, net of fees and costs (GAAP) 1.09% 1.12% 1.08% 1.18% 1.24 % PPP loans and loans at fair value (non-GAAP) 1.10% 1.13% 1.09% 1.20% 1.27 % RECONCILIATION OF NON-GAAP MEASURES Meridian believes that non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts. The non-GAAP disclosure have limitations as an analytical tool, should not be viewed as a substitute for performance and financial condition measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of Meridian’s results as reported under GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 22Meridian Corporation (dollars in thousands) June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 Tangible common equity ratio - Consolidated: Total stockholders' equity (GAAP) $ 153,962 $ 153,049 $ 153,280 $ 151,161 $ 156,087 Less: Goodwill and intangible assets (3,972) (4,023) (4,074) (4,125) (4,176) Tangible common equity (non-GAAP) $ 149,990 $ 149,026 $ 149,206 $ 147,036 $ 151,911 Total assets (GAAP) $ 2,206,877 $ 2,229,783 $ 2,062,228 $ 1,921,924 $ 1,853,019 Less: Goodwill and intangible assets (3,972) (4,023) (4,074) (4,125) (4,176) Tangible assets (non-GAAP) $ 2,202,905 $ 2,225,760 $ 2,058,154 $ 1,917,799 $ 1,848,843 Tangible common equity ratio (non-GAAP) 6.81% 6.70% 7.25% 7.67% 8.22 % Tangible common equity ratio - Bank: Total stockholders' equity (GAAP) $ 192,209 $ 187,954 $ 185,039 $ 188,386 $ 192,212 Less: Goodwill and intangible assets (3,972) (4,023) (4,074) (4,125) (4,176) Tangible common equity (non-GAAP) $ 188,237 $ 183,931 $ 180,965 $ 184,261 $ 188,036 Total assets (GAAP) $ 2,208,252 $ 2,229,721 $ 2,059,557 $ 1,921,714 $ 1,852,998 Less: Goodwill and intangible assets (3,972) (4,023) (4,074) (4,125) (4,176) Tangible assets (non-GAAP) $ 2,204,280 $ 2,225,698 $ 2,055,483 $ 1,917,589 $ 1,848,822 Tangible common equity ratio (non-GAAP) 8.54% 8.26% 8.80% 9.61% 10.17 % RECONCILIATION OF NON-GAAP MEASURES